Exhibit 99.4

Weyerhaeuser

IMPORTANT SPECIAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
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Admission Ticket

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on xxxx xx, 2016 (11:59 p.m., Eastern Time, on xxxx xx, 2016 for participants under the Plans).

Vote by Internet

- Go to **http://www.envisionreports.com/WY**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card — Preliminary Form

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote "FOR" each of the following proposals.

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	For	Against	Abstain
1. Proposal to approve the issuance of Weyerhaeuser common shares, par value $1.25 per share, in connection with the merger contemplated by the Agreement and Plan of Merger, dated as of November 6, 2015, between Weyerhaeuser Company and Plum Creek Timber Company, Inc.	☐	☐	☐
2. Proposal to adjourn the Weyerhaeuser special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the share issuance proposal.	☐	☐	☐

The proxies are authorized to vote in their discretion upon other matters that may properly come before the meeting.

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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PLEASE NOTE THAT YOU WILL NEED TO PRESENT THE ADMISSION TICKET PROVIDED BELOW TO OBTAIN ADMISSION TO THE SPECIAL MEETING. ACCORDINGLY, THE ADMISSION TICKET SHOULD NOT BE RETURNED WITH THIS PROXY CARD IF YOU VOTE BY MAIL.
ADMISSION TICKET
Special Meeting of Shareholders Date – xxxxx xx, 2016 Time – xxxxx, local time
Location – xxxxx
ADMITTANCE MAY BE DENIED WITHOUT A TICKET
Please present this admission ticket for admittance to the Special Meeting.
If you plan to attend the Special Meeting in person, do not return this admission ticket with the proxy card if you vote your shares by mail.
For security purposes, no banners, placards, signs, literature for distribution or cameras may be taken into the meeting.
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
Preliminary Form of Proxy
SPECIAL MEETING OF SHAREHOLDERS
xxxxx xx, 2016
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
The undersigned hereby appoints Charles R. Williamson, Doyle R. Simons and Devin W. Stockfish, and each of them, with full power to act without the other and with full power of substitution, as proxies to represent and to vote, as directed herein, all shares not held in Benefit Plan accounts the undersigned is entitled to vote at the special meeting of shareholders of Weyerhaeuser Company to be held at xxxxxx, on xxxxxx, xxxxxx xx, 2016, at xxxxxxxxxx, local time, and all adjournments or postponements thereof. Shares will be voted as directed on the reverse side of this proxy card. If the card is signed and returned without specific instructions for voting, the shares will be voted in accordance with the recommendations of the Board of Directors.
If there are shares allocated to the undersigned in the Weyerhaeuser Company 401(k), or Weyerhaeuser Company Ltd. Investment Growth Plans (the “Plans”), the undersigned hereby directs the Trustee to vote all full and fractional shares as indicated on the reverse side of this card. The Trustee must receive your proxy instructions no later than 11:59 p.m., Eastern Time, on xxxxxx xx, 2016. If the card is signed and returned without specific instructions for voting, the shares will be voted in accordance with the recommendations of the Board of Directors. Shares for which no voting instructions are received will be voted by the Trustee in the same proportion as the shares for which the Trustee has received timely instructions from other participants in the Plans.
(Continued and to be marked, dated and signed, on the other side)